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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 5, 2002

                                  ----------


                          BRANDPARTNERS GROUP, INC.
            (Exact name of registrant as specified in its charter)



          Delaware                       0-16530                 13-3236325
(State or other jurisdiction of   (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)



         777 Third Avenue
           New York, NY                                             10017
(Address of principal executive offices)                          (Zip code)


     Registrant's telephone number, including area code:  (212) 446-0200







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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press release dated December 5, 2002.

Item 9.  Regulation FD Disclosure.

                  On December 5, 2002, the Registrant announced that Jeffrey Adam Lipsitz and Kenneth Csapler had been elected to fill the vacancies on the Registrant's Board of Directors resulting from the resignations of Jonathan Foster and Nathan Gantcher on December 2, 2002. Mr. Csapler was elected to serve on the Board's Audit Committee, and Mr. Lipsitz was elected to serve on the Board's Compensation Committee. The Registrant also announced that Director Richard Levy had been elected to serve on the Board's Audit and Compensation Committees.

                  A copy of the press release announcing the elections and resignations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, BrandPartners Group, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: December 5, 2002                 BRANDPARTNERS GROUP, INC


                                       By:  /s/ Edward T. Stolarski
                                            ------------------------------
                                            Name: Edward T. Stolarski
                                            Title: Chief Executive Officer